NATIONWIDE MUTUAL FUNDS
Nationwide Portfolio Completion Fund

Supplement dated July 17, 2015
to the Summary Prospectus dated March 1, 2015

Capitalized terms and certain other terms used in the supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Summary Prospectus.

Effective immediately, the information under the section entitled “Portfolio Managers” on page 6 of the Summary Prospectus is deleted in its entirety and replaced with the following:

Portfolio Manager	Title	Length of Service with Fund
Gary Chropuvka	Managing Director and Head of Quantitative Investment Strategies – Customized Beta Strategies, GSAM	Since 2013
Steve Jeneste	Managing Director, GSAM	Since 2015
Amna Qaiser	Vice President, GSAM	Since 2012

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE